ROPES & GRAY LLP PRUDENTIAL TOWER 800 BOYLSTON STREET BOSTON, MA 02199-3600 WWW.ROPESGRAY.COM

February 25, 2020 VIA EDGAR	Adam M. Schlichtmann T +1 617 951 7114 F +1 617 235 7346 adam.schlichtmann@ropesgray.com

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:

Legg Mason Partners Income Trust (File No. 2-96408) (filing relates to Western Asset Income Fund, Western Asset Short Duration High Income Fund, Western Asset Municipal High Income Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Adjustable Rate Income Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short-Term Bond Fund, Western Asset Emerging Markets Debt Fund, Western Asset California Municipals Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Total Return Fund, and Western Asset Intermediate Maturity California Municipals Fund)

Legg Mason Partner Variable Income Trust (File No. 33-40603) (filing relates to Western Asset Core Plus VIT Portfolio and Western Asset Variable Global High Yield Bond Portfolio) (collectively, the “Funds”)

Ladies and Gentlemen:

We are counsel to the above-referenced registrants, which are filing, pursuant to Rule 497 under the Securities Act of 1933, exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the supplement filed and dated February 12, 2020 for the Funds.

Any questions or comments on the filing should be directed to the undersigned at (617) 951-7114.

Very truly yours,

/s/ Adam M. Schlichtmann
Adam M. Schlichtmann